Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.001 per share, of Zonagen, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 9th day of May, 2003.



Dated:  May 9, 2003

                                SC FUNDAMENTAL VALUE FUND, L.P.

                                By: SC Fundamental LLC, as General Partner

                                By:  /s/ Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Member


                                SC FUNDAMENTAL LLC


                                By:  /s/ Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Member


                                SC FUNDAMENTAL VALUE BVI, LTD.


                                By: SC Fundamental Value BVI, Inc., as managing
                                    general partner of investment manager

                                By:  /s/ Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Vice President


                                SC-BVI PARTNERS


                                By: SC Fundamental Value BVI, Inc., as managing general partner


                                By:   /s/ Neil H. Koffler
                                   ---------------------------------------------
                                     Neil H. Koffler, Vice President

                                PMC-BVI, INC.


                                By:   /s/ Neil H. Koffler
                                     -------------------------------------------
                                     Neil H. Koffler as Attorney-in-Fact for
                                     Peter M. Collery, President (1)


                                SC FUNDAMENTAL VALUE BVI, INC.


                                By:   /s/ Neil H. Koffler
                                     -------------------------------------------
                                     Neil H. Koffler, Vice President

                               /s/ Neil H. Koffler
                              --------------------------------------------------
                               Neil H. Koffler as Attorney-in-Fact for
                               Peter M. Collery (1)

                               /s/ Neil H. Koffler
                              --------------------------------------------------
                               Neil H. Koffler




  (1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13D with respect to the common stock of ESG Re Limited, filed on August 21, 2000, and is hereby incorporated by reference.



                                       17